Exhibit 99.0


                               INTELLIWORXX, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA
              AUTHORIZED: 100,000,000 COMMON SHARES, NO PAR VALUE

           NUMBER                                                 SHARES

                                                          SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS

                                                          CUSIP  45817E   10   7

This Certifies that

is the owner of

       FULLY PAID AND NON-ASSESSBLE SHARES OF COMMON STOCK, NO PAR VALUE

                               Intelliworxx, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     In Witness Whereof, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:


            Secretary         [Logo Graphic Omitted]        President

Countersigned:
Florida Atlantic Stock Transfer, Inc.
7130 Nob Hill Rd., Tamarac, FL 33321


By:
   ---------------------------------
             Transfer Agent

                               Intelliworxx, Inc.
                     Florida Atlantic Stock Transfer, Inc.
                           Transfer Fee: As Required

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT -      Custodian for
                                                      (Cust.)          (Minor)
TEN ENT - as tenants by the entireties    under Uniform Gifts to Minors

JT TEN - as joint tenants with right of    Act of
         survivorship and not as tenants          ------------------------------
         in common                                            (State)

    Additional abbreviations may also be used though not in the above list.


For value received________________________ hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

                     -----------------------------------------

               Please print or type name and address of assignee

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-------------------------------------------------------------------------Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named
Corporation, with full power of substitution in the premises.

Dated:_______________, 19______

SIGNATURE GUARANTEED:                    x______________________________________

                                         x______________________________________


THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.